Exhibit 21.1
SUBSIDIARIES OF WYNN RESORTS, LIMITED

Asia Development, LLC
Chamber Associates, LLC
Development Associates, LLC
Las Vegas Jet, LLC
Las Vegas Jet Hangar, LLC
Massachusetts Property, LLC (a Massachusetts company)
3 Bow Street, LLC (a Massachusetts company)
41 Bow Street, LLC (a Massachusetts company)
49 Bow Street, LLC (a Massachusetts company)
51 Bow Street, LLC (a Massachusetts company)
55 Bow Street, LLC (a Massachusetts company)
57 Bow Street, LLC (a Massachusetts company)
61 Bow Street, LLC (a Massachusetts company)
63 Bow Street, LLC (a Massachusetts company)
80 Bow Street, LLC (a Massachusetts company)
82 Bow Street, LLC (a Massachusetts company)
98 Bow Street, LLC (a Massachusetts company)
103 Broadway, LLC (a Massachusetts company)
127 Broadway, LLC (a Massachusetts company)
10 Gardner Street, LLC (a Massachusetts company)
8 Lynde Street, LLC (a Massachusetts company)
10 Lynde Street, LLC (a Massachusetts company)
12 Lynde Street, LLC (a Massachusetts company)
18 Lynde Street, LLC (a Massachusetts company)
28 Lynde Street, LLC (a Massachusetts company)
32 Lynde Street, LLC (a Massachusetts company)
15 Mystic Street, LLC (a Massachusetts company)
40 Mystic Street, LLC (a Massachusetts company)
6 Scott Place, LLC (a Massachusetts company)
7 Scott Place, LLC (a Massachusetts company)
10 Scott Place, LLC (a Massachusetts company)
12 Scott Place, LLC (a Massachusetts company)
5 Thorndike Street, LLC (a Massachusetts company)
7 Thorndike Street, LLC (a Massachusetts company)
11 Thorndike Street, LLC (a Massachusetts company)
21 Thorndike Street, LLC (a Massachusetts company)
68 Tremont Street, LLC (a Massachusetts company)
East Broadway, LLC (a Massachusetts company)
EBH Broadway, LLC (a Massachusetts company)
Everett Broadway, LLC (a Massachusetts company)
Nevada Realty Associates, LLC
Rambas Marketing Co., LLC
Wynn Indonesia Marketing, LLC
Wynn International Marketing, Ltd (an Isle of Man company)
Toasty, LLC (a Delaware company)
Valvino Lamore, LLC
WA Insurance, LLC
WDD Massachusetts Purchasing, LLC (Nevada)
WestWynn, LLC
WLV Labs, LLC
World Travel G-IV, LLC
Worldwide Wynn, LLC
WSI Holdco, LLC
Wynn Aircraft, LLC
Wynn Aircraft II, LLC

Wynn Aircraft IV, LLC
Wynn Aircraft V, LLC
Wynn Design & Development, LLC
Wynn Energy, LLC
Wynn Gallery, LLC
Wynn Golf, LLC
Wynn Group ME, LLC
Wynn Resorts FZ-LLC (a United Arab Emirates company)
DCP AMI 3 FZ-LLC (a United Arab Emirates company)
Island 3 Infra Enterprises FZ-LLC (a United Arab Emirates company)
Island 3 AMI FZ-LLC (a United Arab Emirates company)
South West Island FZ-LLC (a United Arab Emirates company)
South East Island FZ-LLC (a United Arab Emirates company)
North West Island FZ-LLC (a United Arab Emirates company)
North East Island FZ-LLC (a United Arab Emirates company)
Wynn Al Marjan Island FZ-LLC (a United Arab Emirates company)
Wynn Design and Development FZ-LLC (a United Arab Emirates company)
Wynn Interactive, LLC
Wynn Interactive Holdings, LLC
Wynn MA Interactive, LLC
Wynn NV Interactive, LLC
WSI Investment, LLC
Wynn Interactive, LTD (Bermuda)
Betbull Limited (Malta)
Sosyal Yazilim ve Danismanlik Hizmetleri AS (Turkey)
Betbull Games Limited (Malta)
Social Games Limited (Malta)
Social Sports Limited (Gibraltar)
Betbull Social Sports UK Limited
Wynn Social Sports Global
Wynn Social Sports US
Wynn Social Gaming, LLC
Wynn Investments, LLC
Wynn IOM Holdco I, Ltd. (an Isle of Man company)
Wynn IOM Holdco II, Ltd. (an Isle of Man company)
SH – Sociedade de Hotelaria, Limitada (a Macau company)
SH Hoteleria Hong Kong Limited (a Hong Kong company)
Wynn Manpower, Limited (a Macau company)
Harthor Hospitality Services Limited (a Macau company)
Harthor Hospitality Services HK Limited (a Hong Kong company)
Lumini Hospitality Services Limited (a Macau company)
Lumini Hospitality Services HK Limited (a Hong Kong company)
SAC Hospitality Services Limited (a Macau company)
SAC Hospitality Services HK Limited (a Hong Kong company)
Palo Marketing Services Limited (a Macau company)
Palo Hong Kong Limited (a Hong Kong company)
Palo Manpower Hong Kong Limited (a Hong Kong company)
Lunimi Hospital Services Limited (a Macau company)
Lunimi Hospitality Services Limited (a Hong Kong company)
Miluni Hospitality Services Limited (a Macau company)
Miluni Hospitality Services HK Limited (a Hong Kong company)
Minilu Hospitality Services Limited (a Macau Company)
Minilu Hospitality Services Limited (HK)
Wynn Macau Development Company, LLC
Wynn Nightlife, LLC
Wynn North Asia, LLC
Wynn Online Store, LLC

Wynn Resorts Development, LLC
Wynn Resorts Development (Japan) Godo Kaisha (a Japan Company)
Wynn Resorts Hotel Marketing & Sales (Asia), LLC
Wynn Resorts Holdings, LLC
Wynn Resorts Finance, LLC
Wynn America Group, LLC
Everett Property, LLC (a Massachusetts company)
Wynn MA, LLC
EBH Holdings, LLC
Wynn Las Vegas Holdings, LLC
Wynn Las Vegas, LLC
Kevyn, LLC
WLV Events, LLC
World Travel, LLC
Wynn Las Vegas Capital Corp.
Wynn Show Performers, LLC
Wynn Sunrise, LLC
Wynn Group Asia, Inc.
WM Cayman Holdings Limited I (a Cayman Islands company)
Wynn NKH, LLC
Wynn Macau, Limited (a Cayman Islands company and a 72% owned company)
WML Corp. Ltd. (a Cayman Islands company)
WM Cayman Holdings Limited II (a Cayman Islands company)
Wynn Resorts International, Ltd. (an Isle of Man company)
Wynn Resorts (Macau) Holdings, Ltd. (an Isle of Man company)
Wynn Resorts (Macau), Ltd. (a Hong Kong company)
Wynn Resorts (Macau), S.A. (a Macau company)
Palo Real Estate Company Ltd. (a Macau company)
WML Finance I Limited (a Cayman Islands company)
Sierra International Management and Services Limited
Wynn Resorts Capital Corporation
Wynn Retail, LLC
Wynn/CA JV, LLC
Wynn/CA Property Owner, LLC
Wynn Plaza, LLC
Wynn/CA Plaza JV, LLC
Wynn/CA Plaza Property Owner, LLC
Wynn Esplanade, LLC
Wynn/CA Esplanade JV, LLC
Wynn/CA Esplanade Property Owner, LLC
Wynn Vacations, LLC
Worldwide Wynn ME, LLC
Wynn ME Management, LLC
Wynn Al Marjan Management FZ-LLC (a United Arab Emirates company)
Wynn NYC Investment, LLC
Wynn MFC, LLC
Wynn WTM Ltd. (a Cayman Islands Company)

All subsidiaries are formed in the State of Nevada and wholly owned unless otherwise specifically identified.